Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
FIG Corp	Delaware
FIG Asset Co. LLC	Delaware
Fortress Operating Entity I LP	Delaware
Fortress Operating Entity II LP	Delaware
Fortress Operating Entity III LP	Delaware
Principal Holdings I LP	Delaware
Fortress Investment Holdings II LLC	Delaware
FIG Partners Pool (A) LLC	Delaware
FIG Partners Pool (P2) LLC	Delaware
Fortress Principal Investment Holdings LLC	Delaware
FIG LLC	Delaware
Fortress Canada Management Trust	Delaware
Fortress Canada Investment Corp.	Canada
Fortress Principal Investment Holdings IV LLC	Delaware
Drawbridge Special Opportunities GP LLC	Delaware
Fortress Partners GP LLC	Delaware
Fortress Partners Advisors LLC	Delaware
Drawbridge Real Assets GP LLC	Delaware
Fortress DBSO Investor LLC	Delaware
Drawbridge LDVF Patent GP LLC	Delaware
Drawbridge LDVF Patent Fund LP	Delaware
Drawbridge Long Dated Value III GP LLC	Delaware
FCO Fund GP LLC	Delaware
Fortress Credit Opportunities Fund (A) LP	Delaware
Fortress Credit Opportunities Fund (B) LP	Delaware
Fortress Investment Group Germany GmbH	Germany
Fortress Drive Asset Manager LLC	Delaware
FIG Italia S.r.l.	Italy
Fortress Investment Group (Australia) Pty. Ltd.	Australia
Fortress Germany Asset Management GmbH	Germany
FIG HCRS LLC	Delaware
Fortress Loan Holdings I LLC	Delaware
DBSO Japan Holdings LLC	Delaware
Fortress Investment Group Asia GK (f/k/a Fortress Asia Realty GK)	Japan
Fortress CDO Advisors LLC	Delaware
Fortress Investment Group (Japan) Holdings LLC	Delaware
Fortress Investment Group (Japan) GK	Japan
Fortress Investment Group (UK) Ltd.	England and Wales
Drawbridge (UK) LLP	England and Wales
Fortress Investment Group (Hong Kong) LLC	Delaware
Fortress Credit Corp.	Delaware
IGF Credit LLC	Delaware
Fortress Realty Management GP LLC	Delaware
Fortress Realty Management LP	Delaware

Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Commodities Advisors LLC	Delaware
Drawbridge (Suisse) S.a.r.l	Switzerland
Fortress Fund MM LLC	Delaware
Fortress Fund MM II LLC	Delaware
FIG Advisors LLC	Delaware
Fortress Credit Opportunities Advisors LLC	Delaware
Drawbridge Special Opportunities Advisors LLC	Delaware
Drawbridge Global Macro Advisors LLC	Delaware
Drawbridge Relative Value Advisors LLC	Delaware
Drawbridge Long Dated Value Advisors LLC	Delaware
Drawbridge Real Assets Advisors LLC	Delaware
KDC I LLC	Delaware
KDC SM Corp.	Delaware
Drawbridge LDVF Patent Advisors LLC	Delaware
Fortress Fund IV GP Holdings Ltd.	Cayman Islands
Fortress Fund IV GP L.P.	Cayman Islands
RIC Coinvestment Fund GP LLC	Delaware
Fortress RIC Coinvestment Fund LP	Delaware
Fortress IW Coinvestment Fund GP Holdings Ltd.	Cayman Islands
Fortress IW Coinvestment Fund GP L.P.	Cayman Islands
Fortress Fund V GP Holdings Ltd.	Cayman Islands
Fortress Fund V GP L.P.	Cayman Islands
Longcastle Interim Holdings (Bermuda) Limited	Bermuda
Longcastle GP Holdings I Ltd.	Cayman Islands
Longcastle GP 1 L.P.	Cayman Islands
Fortress Principal Investment Group LLC	Delaware
FRID GP Holdings Ltd.	Cayman Islands
Fortress Residential Investment Deutschland GP L.P.	Cayman Islands
Fortress Investment Fund GP (Holdings) LLC	Delaware
Fortress Fund III GP LLC	Delaware
Fortress Partners Offshore Master GP LLC	Delaware
Drawbridge Long Dated Value GP LLC	Delaware
Drawbridge Long Dated Value II GP LLC	Delaware
Drawbridge Long Dated Value III GP LLC	Delaware
Drawbridge Relative Value GP LLC	Delaware
Drawbridge Global Macro GP LLC	Delaware
Fortress Oldcastle S.L.P. LLC	Delaware
FIG Promote Holdings LLC	Delaware
Fortress IW Coinvestment Fund (B,C,G) L.P.	Delaware
Fortress Commodities GP Ltd.	Cayman Islands
Fortress Commodities Fund L.P.	Cayman Islands
Fortress Commodities Fund Ltd.	Cayman Islands
Fortress (GAGACQ) Cayman Ltd.	Cayman Islands

Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress (GAGACQ) Investors L.P.	Cayman Islands
Fortress (GAGCQ) Co-Investors (Cayman) L.P.	Cayman Islands
DBGM Associates LLC	Delaware
Drawbridge Global Macro Intermediate Fund LP	Cayman Islands
Drawbridge Global Macro Master Fund Ltd.	Cayman Islands
Fortress Holiday Investment Fund GP LLC	Delaware
Fortress Holiday Investment Fund LP	Delaware
Fortress Fund IV (B,C,F,G) L.P.	Cayman Islands
Fortress Fund V GP (BCF) Holdings Ltd.	Cayman Islands
Fortress Fund V GP (BCF) L.P.	Cayman Islands
Longcastle GP Holdings 2 Ltd.	Cayman Islands
Longcastle GP 2 L.P.	Cayman Islands
Fortress Florida Coinvestment Fund GP LLC	Delaware
Fortress Florida Coinvestment Fund LP	Delaware